EXHIBIT 10.5

                            COMFORT SYSTEMS USA, INC.

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of August 11, 2000 and entered into by and among COMFORT SYSTEMS USA, INC., a Delaware corporation (the "COMPANY"), the other Credit Support Parties (as defined in Section 4 hereof), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively the "GUARANTORS"), the banks and other financial institutions listed on the signature pages hereto under the caption "BANKS" (together with each other Person who becomes a Bank, collectively the "BANKS"), BANK ONE, TEXAS, N.A., individually as a bank ("BOT") and as administrative agent for the other Banks (in such capacity together with any other Person who becomes the administrative agent, the "ADMINISTRATIVE AGENT"), BANKERS TRUST COMPANY, individually as a Bank ("BTCO") and as syndication agent for the other Banks (in such capacity together with any other Person who becomes the syndication agent, the "SYNDICATION AGENT"), BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), individually as a Bank ("BOFA") and as documentation agent for the other Banks (in such capacity together with any other Person who becomes the documentation agent, the "DOCUMENTATION AGENT"; and together with the Administrative Agent and the Syndication Agent, the "AGENTS"), and CREDIT LYONNAIS, individually as a Bank and Co-Agent, NATIONAL CITY BANK, individually as a Bank and as Co-Agent, and THE BANK OF NOVA SCOTIA, individually as a Bank and as Co-Agent (collectively, the "CO-AGENTS"), and is made with reference to that certain Third Amended and Restated Credit Agreement dated as of December 14, 1998, by and among the Company, the Guarantors, the Banks, the Agents and the Co-Agents, as amended by that certain First Amendment dated as of January 14, 1999, and that certain Second Amendment dated as of August 18, 1999 (as so amended, the "CREDIT AGREEMENT"), and to other Loan Documents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement, as amended hereby (the "AMENDED CREDIT AGREEMENT").

                                    RECITALS

      WHEREAS, the Company has advised the Banks that certain Events of Default will arise on August 14, 2000 as a result of the Company's failure to comply with certain financial covenants contained in the Credit Agreement with respect to the fiscal quarter of the Company ended June 30, 2000;

      WHEREAS, the Banks have advised the Company that they are willing to waive such Events of Default only if the Company, the Credit Support Parties and the Guarantors accept the amendments to the Credit Agreement set forth herein, which amendments include, without limitation, (i) the revision of certain financial covenants and (ii) the addition of an event of default that occurs if the Company makes scheduled principal payments against its subordinated indebtedness at any time that the Company is not in compliance with the financial covenants currently set forth in the Credit Agreement;

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

      SECTION 1.  AMENDMENT TO THE CREDIT AGREEMENT

      1.1   AMENDMENTS TO SECTION 1.1: DEFINITIONS.

            The definition of "EBITDA" is hereby deleted in its entirety and the following is substituted therefor:

            ""EBITDA" means, for any period, the consolidated pre-tax income for such period, plus the aggregate amount which was deducted for such period in determining such consolidated, pre-tax income in respect of Interest Expense (including amortization of debt discount, imputed interest and capitalized interest), depreciation and amortization, provided, the calculations of EBITDA after the acquisition of assets or entities permitted under Section 8.5(d) shall include pro forma adjustments consistent with the regulations and practices of the United States Securities and Exchange Commission (whether or not applicable) to account for such acquired entity's historical EBITDA for the relevant period or similar adjustments in the case of an asset acquisition. For the second fiscal quarter of 2000, (and only for the second fiscal quarter of 2000) an amount, not in excess of $5,500,000, of non-cash unusual charges incurred during the second fiscal quarter of 2000 may be added back to determine EBITDA."

            The definition of "Financial Compliance" is added in proper alphabetical order to read as follows:

            ""FINANCIAL COMPLIANCE" means that the Company is in compliance with the following financial standards and has delivered the compliance certificate in accordance with SECTION 7.1(D) evidencing such compliance for the most recent period:

                  (1) The Company will not as of the last day of any fiscal
            quarter permit the ratio of its total Funded Senior Debt on such day to EBITDA for the rolling four (4) quarters then ended to be greater than 2.50 to 1.00 at any time during the term hereof.

                  (2) The Company will not as of the last day of any fiscal
            quarter permit the ratio of (i) its Total Funded Debt on such day to
            (ii) EBITDA for the four consecutive fiscal quarters then ended to be greater than 3.50 to 1.00 at any time during the term hereof.

                  (3) The Company will not permit as of the last day of any
            fiscal quarter the ratio of EBITDA for the four consecutive fiscal quarters ended on such day to cash Interest Expense for such period to be less than 4.00 to 1.00. This interest coverage ratio shall be calculated on a rolling four quarter basis.

            The definition of "Margin" is hereby amended by deleting the grid contained in the definition of "Margin" and substituting the following therefor:

-------------------------------------------------------------------------------
 TOTAL FUNDED DEBT/EBITDA       EURODOLLAR RATE           ALTERNATE BASE
          RATIO                     ADVANCE                RATE ADVANCE
-------------------------------------------------------------------------------
greater than or equal to 3.50       3.000 %                   1.750 %
-------------------------------------------------------------------------------
greater than or equal to 3.00
  but less than 3.50                2.750 %                   1.500 %
-------------------------------------------------------------------------------
greater than or equal to 2.50
  but less than 3.00                2.250 %                   1.000 %
-------------------------------------------------------------------------------
greater than or equal to 2.00
  but less than 2.50                2.000 %                   0.750 %
-------------------------------------------------------------------------------
greater than or equal to 1.50
  but less than 2.00                1.750 %                   0.500 %
-------------------------------------------------------------------------------
greater than or equal to 1.00
  but less than 1.50                1.500 %                   0.250 %
-------------------------------------------------------------------------------
less than 1.00                      1.250 %                   0.250 %
-------------------------------------------------------------------------------

      1.2   AMENDMENT TO SECTION 4.1: FEES.

            Section 4.1(a) of the Credit Agreement is hereby amended by deleting the grid contained in Section 4.1(a) and substituting the following therefor:

                FUNDED DEBT/EBITDA         COMMITMENT FEE RATE
            -------------------------------------------------------

            greater than or equal to 3.5x           50
            greater than or equal to 3.0x
              and less than 3.5x                    50
            greater than or equal to 2.5x
              and less than 3.0x                    50
            greater than or equal to 2.0x
              and less than 2.5x                  37.5
            greater than or equal to 1.5x
              and less than 2.0x                  37.5
            greater than or equal to 1.0x
              and less than 1.5x                  37.5
            less than 1.0x                          25

      1.3   AMENDMENT TO SECTION 8.5: INVESTMENTS.

            Section 8.5(d) of the Credit Agreement is hereby amended by deleting the reference to "$15,000,000" contained therein and substituting "$5,000,000" therefor.

      1.4   AMENDMENT TO SECTION 8.8: CHANGE OF CERTAIN INDEBTEDNESS.

            Section 8.8 is hereby deleted in its entirety and the following substituted therefor:

            "The Company will not, and will not permit any of its Subsidiaries, after the occurrence and during the continuance of any Event of Default or at any time the Company is not in Financial Compliance, to make any voluntary prepayments of principal or interest on any other of the Company's Indebtedness."

      1.5   AMENDMENT TO SECTION 8.10: FUNDED SENIOR DEBT TO EBITDA RATIO.

            Section 8.10 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

            "The Company will not, as of the last day of any fiscal quarter, permit the ratio of its total Funded Senior Debt on such day to EBITDA for the four consecutive fiscal quarters then ended to exceed the amounts set forth below:

                     DATE(S)                 RATIO
                     -------                 -----
                     09/30/00                3.30x
               12/31/00 - 03/31/01           3.15x
             06/30/01 and thereafter         3.00x

      For purposes of calculating the ratio in this Section 8.10, the calculation of Funded Senior Debt after the acquisition of assets or entities permitted under this Agreement shall include adjustments to account for the total Funded Senior Debt of or applicable to such acquired assets or entities during the relevant period.

      1.6   AMENDMENT TO SECTION 8.11: TOTAL FUNDED DEBT TO EBITDA RATIO.

            Section 8.11 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

            "The Company will not, as of the last day of any fiscal quarter, permit the ratio of (i) its Total Funded Debt on such day to (ii) EBITDA for the four consecutive fiscal quarters then ended to exceed the amounts set forth below:

                     DATE(S)                 RATIO
                     -------                 -----
                     09/30/00                4.00x

               12/31/00 - 03/31/01           3.90x

             06/30/01 and thereafter         3.65x

      For purposes of calculating the ratios in SECTIONS 8.10 and 8.11, the calculations of Total Funded Debt and Funded Senior Debt after the acquisition of assets or entities permitted under this Agreement shall include adjustments to account for such acquired entity's Total Funded Debt immediately prior to the acquisition and Funded Senior Debt for the relevant period."

      1.7   AMENDMENT TO SECTION 8.14: INTEREST COVERAGE RATIO.

            Section 8.14 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

            "The Company will not, as of the last day of any fiscal quarter, permit the ratio of EBITDA for the four consecutive fiscal quarters then ended to cash Interest Expense for such period to be less than the amounts set forth below:

                     DATE(S)                 RATIO
                     -------                 -----
                     09/30/00                3.20x
                     12/31/00                3.00x
                     03/31/01                2.80x
             06/30/01 and thereafter         2.90x

      1.8   ADDITION OF SECTION 8.15: MINIMUM EBITDA.

            A new Section 8.15 is hereby added to read as follows:

            "Section 8.15 MINIMUM EBITDA. The Company will not, as of the last day of any fiscal quarter specified in the table below, permit its EBITDA for the three (3) months then ended to be less than the amounts set forth below:

                     DATE(S)            QUARTERLY EBITDA
                     -------            ----------------
                     09/30/00             $22,000,000
                     12/31/00             $21,500,000
                     03/31/01             $15,000,000
                     06/30/01             $18,500,000
                     09/30/01             $23,500,000

      1.9   AMENDMENTS TO SECTION 10.1:  EVENTS OF DEFAULT.

            Section 10.1(d) of the Credit Agreement is hereby amended by adding the following language at the end of Section 10.1(d):

            ", provided that, the failure of the Company to make the Restricted Subordinated Debt Payments proscribed by SECTION 10.1(J) shall not constitute an Event of Default"

            A new Section 10.1(j) is hereby added to read as follows:

            "(j) During any period in which the Company is not in Financial Compliance, the Company shall make any Restricted Subordinated Debt Payments which (but for the operation of this SECTION 10.1(J), would be permitted by SECTION 8.6(C), PROVIDED, the Company's $1,600,000 payment of scheduled third fiscal quarter of 2000 Subordinated Debt made on July __, 2000 shall not be an Event of Default hereunder."

      1.10  WAIVER OF EVENTS OF DEFAULT

            The provisions of Section 8.6(ii)(c) are hereby waived by the Banks, retroactively to the extent required to avoid an Event of Default under the Credit Agreement caused solely by the Borrowers making payments on Subordinated Debt during the continuation of an Event of Default during the second fiscal quarter of 2000. The provisions of Section 8.10 are hereby waived by the Banks, retroactively to the extent required to avoid an Event of Default under the Credit Agreement caused solely by the Borrowers exceeding the maximum Funded Senior Debt to EBITDA Ratio during the second fiscal quarter of 2000. This limited waiver shall not constitute a waiver of any other Default or Event of Default except as expressly set forth herein.

      SECTION 2.  CONDITIONS TO EFFECTIVENESS

      Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

      A. On or before the Amendment Effective Date, the Company shall deliver to the Banks (or to the Agents for the Banks) the following, each, unless otherwise noted, dated the Amendment Effective Date:

            1. A certificate of the secretary or an assistant secretary of the Company and of the Guarantors certifying: (i) that the resolutions of the Board of Directors of the Company and of the Guarantors approving and authorizing the execution, delivery, and performance of the Amended Credit Agreement and amendments thereto delivered on the Effective Date, are in full force and effect and have not been amended, supplemented or otherwise modified since December 14, 1998 and (ii) the signature and incumbency of the officers of each of the Company and of the Guarantors who are authorized to sign on behalf of the Company or such Guarantor.

            2. Counterparts of this Amendment executed by the Majority Banks and each of the other parties hereto.

            3. Payment to each of the Banks approving this Amendment, subject to Majority Bank approval, of an amendment fee equal to fifteen one hundredths of one percent (0.15%) of such Bank's Commitment if approved by such Bank prior to 5:00 P.M. (CST) August 9, 2000. Payment to each of the Banks approving this Amendment, subject to Majority Bank approval, of an amendment fee equal to twelve and one-half one hundredths of one percent (0.125%) of such Bank's Commitment if approved by such Bank prior to 5:00 P.M. (CST) August 11, 2000.

      B. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Banks, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

      SECTION 3.  REPRESENTATIONS AND WARRANTIES

      In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company and each Guarantor party hereto represents and warrants to each Bank that the following statements are true, correct and complete as to itself:

      A. CORPORATE POWER AND AUTHORITY. The Company and each Guarantor party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby and the Company and each Guarantor party hereto has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement.

      B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Credit Agreement have been duly authorized by all necessary corporate action on the part of the Company and each Guarantor party hereto, as the case may be.

      C. NO CONFLICT. The execution and delivery by the Company and each Guarantor party hereto of this Amendment and the performance by the Company and each Guarantor of this Amendment and the performance by the Company of the Amended Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material agreement (other than failure to pay the notes evidencing the Subordinated Debt in acordance with this Amendment) to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Agents on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any material agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject.

      D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company and each Guarantor party hereto of this Amendment and the performance by the Company and each Guarantor of this Amendment and the performance by the Company and each Guarantor of the Amended Credit

Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

      E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and each Guarantor party hereto and this Amendment and the Amended Credit Agreement are the legally valid and binding obligations of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

      F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM AMENDED CREDIT AGREEMENT. The representations and warranties contained in Article VI of the Amended Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except (i) to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (ii) to the extent such representations and warranties relate to a default of any Subordinated Debt resulting from a failure to pay the notes evidencing such Subordinated Debt in accordance with this amendment resulting from the Company not being in Financial Compliance.

      G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, after giving effect to this Amendment, constitute an Event of Default or a Default.

      SECTION 4.  ACKNOWLEDGMENT AND CONSENT

      The Company is a party to certain Collateral Documents pursuant to which the Company has created Liens in favor of the Agents on certain Collateral to secure the Obligations. Each of the Guarantors party hereto is a party to certain Collateral Documents and the Guaranty, pursuant to which each such Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of the Administrative Agent on certain Collateral to secure the Guaranteed Obligations of such Guarantor under the Guaranty. The Guarantors party hereto are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Collateral Documents and the Guaranty are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

      Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents and the Guaranty and this Amendment and consents to the further amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Amended Credit Agreement and the Notes.

      Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Credit Agreement and the other Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except (i) to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (ii) to the extent such representations and warranties relate to a default of any Subordinated Debt resulting from a failure to pay the notes evidencing such Subordinated Debt in accordance with this amendment resulting from the Company not being in Financial Compliance.

      Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Amended Credit Agreement.

      SECTION 5.  MISCELLANEOUS

      A. REFERENCE TO AND EFFECT ON THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

      B. FEES AND EXPENSES. Company acknowledges that all reasonable costs, fees and expenses as described in Section 12.4 of the Credit Agreement incurred by the Agents and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

      C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1, which shall become effective upon the satisfaction of each of the conditions set forth in Section 2) shall become effective upon the execution of a counterpart hereof by the Company, the Credit Support Parties, the Guarantors and the Majority Banks and receipt by the Company and the Agents of written or telephonic notification of such execution and authorization of delivery of such counterpart.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    COMPANY:

                                    COMFORT SYSTEMS USA, INC.


                                    By: ________________________________________
                                            J. Gordon Beittenmiller
                                            Senior Vice President and
                                            Chief Financial Officer

                              CREDIT SUPPORT PARTIES AND GUARANTORS:

                                    ADAMS MECHANICAL SERVICES, INC.
                                    ACCURATE AIR SYSTEMS, INC.
                                    AIR POWER SYSTEMS, INC.
                                    ALLSTATE MECHANICAL, INC.
                                    ATLAS AIR CONDITIONING COMPANY
                                    ATLAS COMFORT SERVICES USA, INC.
                                    BATCHELOR'S MECHANICAL CONTRACTORS, INC.
                                    BCM CONTROLS CORPORATION
                                    CEL, INC.
                                    CONTRACT SERVICE, INC.
                                    DESIGN MECHANICAL INCORPORATED
                                    DYNASTAR, INC.
                                    EASTERN HEATING & COOLING, INC.
                                    EASTERN REFRIGERATION CO., INC.
                                    EDS, INC.
                                    F&G MECHANICAL CORPORATION
                                    FRED HAYES MECHANICAL CONTRACTORS, INC.
                                    FREEWAY HEATING & AIR CONDITIONING, INC.
                                    GMS AIR CONDITIONING, INC.
                                    HELM CORPORATION
                                    HILLCREST SHEET METAL, INC.
                                    JAMES AIR CONDITIONING ENTERPRISES, INC.
                                    KUEMPEL SERVICE, INC.
                                    LAWRENCE SERVICE, INC.
                                    LOWRIE ELECTRIC CO., INC.
                                    MANDELL MECHANICAL CORPORATION
                                    MARTIN HEATING, INC.
                                    MEADOWLANDS FIRE PROTECTION CORP.
                                    MECHANICAL SERVICE GROUP, INC.
                                    MJ MECHANICAL SERVICES, INC.
                                    NOGLE & BLACK MECHANICAL, INC.
                                    NORTH JERSEY MECHANICAL CONTRACTORS, INC.

                                    OK SHEET METAL & AIR CONDITIONING, INC.
                                    QUALITY AIR HEATING & COOLING, INC.
                                    RHC ACQUISITION CORP.
                                    RIVER CITY MECHANICAL, INC.
                                    SALMON & ALDER, INC.
                                    SEASONAIR, INC.
                                    S&K AIR CONDITIONING CO., INC.
                                    S.M. LAWRENCE COMPANY, INC.
                                    STANDARD HEATING & AIR CONDITIONING COMPANY
                                    TECH HEATING AND AIR CONDITIONING, INC.
                                    TECH MECHANICAL, INC.
                                    TEMP-RIGHT SERVICE, INC.
                                    TRI-CITY MECHANICAL, INC.
                                    TROOST SERVICE CO.
                                    WALKER-J-WALKER, INC.
                                    WESTERN BUILDING SERVICES, INC.


                                    By: ________________________________________
                                                  J. Gordon Beittenmiller
                                                  Vice President

AMOUNT OF COMMITMENT:            ADMINISTRATIVE AGENT/BANK:

$45,000,000.00                   BANK ONE, TEXAS, N.A.,
                                 AS ADMINISTRATIVE AGENT AND INDIVIDUALLY
                                 AS A BANK

                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________

AMOUNT OF COMMITMENT:            SYNDICATION AGENT/BANK:

$35,000,000.00                   BANKERS TRUST COMPANY,
                                 AS SYNDICATION AGENT AND INDIVIDUALLY AS A BANK



                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________


AMOUNT OF COMMITMENT:            DOCUMENTATION AGENT/BANK:

$42,500,000.00                   BANK OF AMERICA, N.A. (FORMERLY KNOWN AS
                                 NATIONSBANK, N.A.), AS DOCUMENTATION AGENT
                                 AND INDIVIDUALLY, AS A BANK

                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________

AMOUNT OF COMMITMENT:            CO-AGENT/BANK:

$25,000,000.00                   CREDIT LYONNAIS, NEW YORK BRANCH,
                                 AS CO-AGENT AND INDIVIDUALLY, AS A BANK



                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________


AMOUNT OF COMMITMENT:            CO-AGENT/BANK:

$25,000,000.00                   NATIONAL CITY BANK,
                                 AS CO-AGENT AND INDIVIDUALLY, AS A BANK



                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________


AMOUNT OF COMMITMENT:            CO-AGENT/BANK:

$25,000,000.00                   THE BANK OF NOVA SCOTIA, AS CO-AGENT AND
                                 INDIVIDUALLY, AS A BANK

                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________

AMOUNT OF COMMITMENT:            BANK:

$20,000,000.00                   UNION BANK OF CALIFORNIA, N.A.



                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________


AMOUNT OF COMMITMENT:            BANK:

$15,000,000.00                   COMERICA BANK



                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________


AMOUNT OF COMMITMENT:            BANK:

$5,000,000.00                    BANK POLSKA, KASA OPIEKI S.A., PEKOA S.A.
                                 GROUP, NEW YORK BRANCH

                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________

AMOUNT OF COMMITMENT:            BANK:

$30,000,000.00                   FIRSTAR BANK, NATIONAL ASSOCIATION



                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________


AMOUNT OF COMMITMENT:            BANK:

$20,000,000.00                   LASALLE BANK NATIONAL ASSOCIATION



                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________


AMOUNT OF COMMITMENT:            BANK:

$12,500,000.00                   GENERAL ELECTRIC CAPITAL
                                 CORPORATION

                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________